                              SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, DC.  20549

                                          FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                        March 29, 2007

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On March 29, 2007, Hancock Holding Company issued a press release announcing the appointment of Treasurer Michael M. Achary as Chief Financial Officer and Chief Information
Officer D. Shane Loper as Chief Operations Officer of Hancock Holding Company.  In
Information regarding Mr. Achary and Mr. Loper is contained in the press release attached hereto as Exhibit 99.1.

Item 8.01. Other Events.  On March 29, 2007, Hancock Holding Company issued a press release announcing the appointment of the appointment of Treasurer Michael M.
Achary as Chief Financial Officer and Chief Information Officer D. Shane Loper as Chief
Operations Officer of Hancock Holding Company.  Information regarding Mr. Achary and
Mr. Loper is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated March 29, 2007, headed "Hancock Holding Company
                             appoints Achary as Chief Financial Officer, Loper as
                             Chief Operations Officer."

Exhibit 99.1

                                        HANCOCK HOLDING COMPANY

For Immediate Release
April 2, 2007

For More Information
R. Paul Maxwell
VP & Corporate Communications Manager
228.563.7953 or paul_maxwell@hancockbank.com

===================================================================================================================

                                   Hancock Holding Company appoints Achary as Chief Financial Officer,
                                                   Loper as Chief Operations Officer

     GULFPORT,  MS (March 29, 2007) - Hancock Holding  Company Chief Executive  Officers Carl J. Chaney and John M.
Hairston  announced  today that company  Treasurer  Michael M. Achary has been named Hancock  Holding Company Chief
Financial  Officer,  and company Chief  Information  Officer D. Shane Loper has been named Hancock  Holding Company
Chief Operations Officer.

     With this  promotion,  Achary  assumes  executive  responsibility  for  financial  management,  planning,  and reporting,  and corporate balance sheet management.  Chaney and Hairston said Achary's  professional  background at
Hancock as well as previous  professional  positions at First Commerce  Corporation in New Orleans prepared him for this assignment.

     "Mike  Achary  led  the  effort  to  overhaul  Hancock's   profitability   measurement  and  income  statement
accountability  systems when he first joined the team,  and  thereafter  led the corporate  finance effort to fully comply with key provisions of the Sarbanes-Oxley Act," said Chaney.

     Hairston  added,  "When  Hurricane  Katrina  devastated  corporate  operations in Gulfport,  Achary  exhibited outstanding  leadership and  level-headedness to restore Hancock's financial  operations.  He has flourished during trial-by-fire, and we are proud today to announce him as our corporate CFO."

     Hancock  Holding  Company  Chairman of the Board George A.  Schloegel  said,  "Mike Achary is an  acknowledged professional  in the  accounting  and bank  financial  community  and will  continue to serve as our conduit to the investment community."

     Achary,  who joined  Hancock in summer  2000,  served as a senior vice  president  at New Orleans  based First
Commerce  Corporation and as chief  financial  officer for a New Orleans law firm. A certified  public  accountant,
Achary  received both a bachelor of science  degree in accounting  and a master of business  administration  degree from the  University of New Orleans.  Achary is also a graduate of the  prestigious  Graduate  School of Banking at
Louisiana State University.  He resides in Mandeville, LA, with his wife and three children.

                                                     - more -

     Shane Loper,  an Ocean  Springs  native,  will retain his duties as CIO and will have  executive  oversight of corporate deposit and lending operations,  technology,  direct banking, human resources, and various administrative areas.

     Chief Executive  Officers Chaney and Hairston said Hancock's board of directors  approved Loper's  appointment based on his proven  leadership  and  guidance  in several  managerial  assignments,  most  recently  in  restoring
Hancock's core operations in the aftermath of Hurricane Katrina.

     Hairston  said,  "Like Mike  Achary,  Shane  exhibited  leadership  and ability  under the  toughest  possible conditions.  Company  leadership  looked to him to make  critical  and prudent  decisions  on behalf of  customers, shareholders, and fellow associates."

     Chaney  pointed to Loper's  experience  as a  long-term  Hancock  associate,  stating,  "Shane  joined us as a technologist  nearly 16 years ago and quickly  moved up the ranks,  most  recently in being named CIO. He continues to garner respect and credibility from all those with whom he comes in contact inside and outside the company."

     Loper received a bachelor's  degree from the University of Southern  Mississippi and an M.B.A. from Troy State
University.  He is a graduate of the Graduate School of Banking at Louisiana  State  University and was selected as one of the  2005  Top 40 under  40 by the  Mississippi  Business  Journal.  He has  held  management  positions  in
Information Technology, Bank Operations, and Human Resources during his tenure with Hancock.

     Loper is also a major in the  Mississippi  Army  National  Guard and a  graduate  of  Leadership  Gulf  Coast.
Active in the Jackson County and  Mississippi  Gulf Coast  communities,  Loper lives in Ocean Springs with his wife and two children.

     Hancock Bank Chairman Leo W. Seal,  Jr., said,  "It is a pleasure to see two more success  stories - promoting individuals  already within our  organization to top management  positions.  Mike and Shane both exhibit the values that have shaped  Hancock  over these 108  years." He added,  "This  transition  completes  the company  short-term management  succession  effort begun  December 31, 2006,  when our Board of Directors  asked Chaney and Hairston to assume the roles that George  Schloegel  and I had for many years.  Achary and Loper will now assume  duties  which allow Chaney and Hairston to concentrate on their new role."

About Hancock Bank

     Hancock Holding Company - parent company of Hancock Bank of Alabama, Hancock Bank Mississippi, Hancock Bank
of Florida, and Hancock Bank of Louisiana - has assets of more than $6 billion.  Bank subsidiaries include
Hancock Investment Services, Inc., Hancock Insurance Agency, and Harrison Finance Company.  Additionally, the
company operates corporate trust offices in Gulfport, MS, Jackson, MS, New Orleans, and Baton Rouge.  Hancock's
trust department, a division of the wealth management group, has assets of $7.4 billion, with assets under management of $2.31 billion, as of December 31, 2006.

                                                     - more -

     Founded October 10, 1899, Hancock Bank is the only financial services company headquartered in the Gulf
South to rate among the top 20 percent of America's top performing banks.  Hancock consistently ranks as one of the country's strongest, safest financial institutions, according to Veribanc, Inc., and BauerFinancial Services,
Inc.  Thomson Financial also recently listed Hancock as the ninth largest corporate trustee bank in the U.S.

     More corporate information and online banking are available at www.hancockbank.com.

                                                      - 30 -

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 2, 2007

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations